Exhibit 99.3

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ENACTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the report on Form 10-Q of Hub International Limited (the “Company”) dated November 14, 2002 containing the financial statements of the Company for the fiscal quarter ended September 30, 2002 (the “Report”) filed with the Securities and Exchange Commission on the date hereof, I, Dennis J. Pauls, Chief Financial Officer of the Company, pursuant to 18 U.S.C. Section 1350, as enacted, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ DENNIS J. PAULS

______________________________________ Dennis J. Pauls
Chief Financial Officer

November 14, 2002

42 HUB INTERNATIONAL LIMITED	INTERIM REPORT SEPTEMBER 30, 2002